Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Electronic Sensor Technology, Inc. Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis Chang, Vice President, Finance and Administration, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Electronic Sensor Technology Inc. and will be retained by Electronic Sensor Technology Inc. and furnished to the Securities and Exchange Commission or its staff upon request.





                                  /s/ Francis Chang
                                  -------------------------------------------
                                   Francis Chang
                                   Vice President, Finance and Administration
                                  (Principal Financial and Accounting Officer)